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                                                                      EXHIBIT 23



                       SYSCO CORPORATION AND SUBSIDIARIES

                     INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A for the year ended July 1, 2000, into the company's previously filed Registration Statements on Form S-3 (333-52897),
Form S-4 (333-30050, 333-53510 and 333-50842) and Form S-8 (33-10906, 2-76096,
33-45804, 33-45820, 333-01259, 333-01255, 333-01257, 333-27405, 333-66987,
333-49840 and 333-58276).

/s/ Arthur Andersen LLP

Arthur Andersen LLP
Houston, Texas
May 14, 2001